UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                        EXCHANGE ACT OF 1934 (THE "ACT")

                               SEPTEMBER 23, 2003
                        (DATE OF EARLIEST EVENT REPORTED)

                               SUITE 101.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                         0-25136                 33-0464753
            DELAWARE                 (COMMISSION FILE         (I.R.S. EMPLOYER
(STATE OR OTHER JURISDICTION OF          NUMBER)             IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                           200, 630 - 4TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 0J9
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER (403) 777-9250
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            SUITE 300, 347 BAY STREET
                        TORONTO, ONTARIO, CANADA M5H 2R7
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       c) Exhibits:

              99.1. Press release dated September 23, 2003.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 23, 2003

SUITE 101.COM, INC.
(Registrant)


/s/ Allan J. Kent
--------------------
Allan J. Kent
Executive VP and CFO